UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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☐   Soliciting Material Pursuant to §240.14a -12
CHINA HEALTHCARE ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Copies of all communications to:
Elizabeth R. Hughes, Esq.
Roxana M. Tuculescu, Esq.
Venable LLP
8010 Towers Crescent Drive, Suite 300
Vienna, Virginia 22182
(703) 760-1600

CHINA HEALTHCARE ACQUISITION CORP.

To the Stockholders of China Healthcare Acquisition Corp.:

You are cordially invited to attend an annual meeting of the stockholders of China Healthcare Acquisition Corp. (“CHM,” the “Company,” “we,” “our,” or “us”), which annual meeting will be held at 10:00 a.m., Eastern Time, on          , 200  , at the offices of Venable LLP, 575 7th Street, NW, Washington, DC 20004.

At this important meeting, you will be asked to consider and vote upon the following proposals:

•	to amend our certificate of incorporation to permit the early distribution of the trust account (“Trust Account”) holding the proceeds of CHM’s initial public offering (“IPO”) to the holders of the shares of common stock issued in the IPO and the related cancellation of the outstanding shares of common stock issued in the IPO and conversion of such shares into the right to receive the trust distribution (“Early Distribution Proposal”);

•	to elect Richard Prins to CHM’s board of directors to hold office as a Class I director for a period to expire at the third annual meeting after this annual meeting;

•	to ratify the selection of Goldman Parks Kurland Mohidin-GPKM LLP (“GPKM”) to serve as our independent registered public accounting firm for fiscal year 2008;

•	to approve any adjournments or postponements of the annual meeting to a later date or dates, if necessary, for the purpose of soliciting additional proxies (the “Adjournment Proposal”);

•	to amend and restate our certificate of incorporation (i) to permit CHM to continue as a corporation beyond the time currently specified in our certificate of incorporation without the limitations related to our IPO and (ii) to remove Article VI from our certificate of incorporation, which, among other blank check company-related restrictions, requires us to dissolve in the event that CHM does not consummate a qualifying business combination by the time period currently specified in our certificate of incorporation (collectively, the “Amendment and Restatement Proposal”); and

•	to transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

Holders of our common stock as of the record date for the annual meeting are each entitled to one vote for each share of record. However, the Amendment and Restatement Proposal will not be presented to our stockholders for a vote at the annual meeting (i.e., the polls will not be opened for voting on the Amendment and Restatement Proposal) unless and until the Early Distribution Proposal has been approved by our stockholders and the early distribution amendment has been filed with the Secretary of State of Delaware. We expect that filing to occur immediately following confirmation from the inspector of elections that the Early Distribution Proposal has been approved by the stockholders. At the time of the filing, all outstanding shares of common stock issued in the IPO will be automatically cancelled and converted into the right to receive a pro rata portion of CHAC’s IPO Trust Account pursuant to the terms of the early distribution amendment. Accordingly, at the time the Amendment and Restatement Proposal is presented to the stockholders for a vote at the annual meeting, only the shares of common stock issued prior to the IPO will be outstanding and entitled to vote with respect to the Amendment and Restatement Proposal. As a matter of corporate law, stockholders who previously held shares of common stock issued in the IPO that were outstanding as of the record date and otherwise would have been entitled to vote on the Amendment and Restatement Proposal will not be entitled to vote on the Amendment and Restatement Proposal by virtue of the cancellation of the common stock issued in the IPO prior to the opening of the polls. Accordingly, the proxy cards for the holders of the common stock issued in the IPO included with this solicitation do not contain voting boxes with respect to the Amendment and Restatement Proposal and no ballots will be used for in-person voting by holders of the common stock issued in the IPO with respect to the Amendment and Restatement Proposal. The remaining proposals will be presented at the meeting whether or not the Early Distribution Proposal is approved.

After careful consideration, CHM’s board of directors has determined that each of the proposals is fair to and in the best interests of CHM and its stockholders. Our board of directors unanimously recommends that you vote or give instruction to vote “FOR” the Early Distribution Proposal, “FOR” the election of the nominee to our board of directors, “FOR” the ratification of selection of GPKM, “FOR” the Adjournment Proposal, and “FOR” the Amendment and Restatement Proposal.

We are soliciting the enclosed proxy cards on behalf of the board of directors, and we will pay all costs of preparing, assembling and mailing the proxy materials. In addition to mailing out proxy materials, our officers may solicit proxies by telephone or fax, without receiving any additional compensation for their services. We have requested brokers, banks and other fiduciaries to forward proxy materials to the beneficial owners of our stock.

Enclosed is a notice of annual meeting and proxy statement containing detailed information concerning the Early Distribution Proposal and the other proposals listed above. Whether or not you plan to attend the annual meeting, we urge you to read this material carefully.

YOUR VOTE IS IMPORTANT. WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING OR NOT, PLEASE SIGN, DATE AND RETURN THE APPROPRIATE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED.

This proxy statement is dated          , 200  , and is first being mailed to CHM stockholders on or about          , 200  .

I look forward to seeing you at the meeting.

Sincerely,

Alwin Tan
Chief Executive Officer

CHINA HEALTHCARE ACQUISITION CORP.
1233 Encino Drive
Pasadena, CA 91108
(626) 568-9924

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on          , 200

TO THE STOCKHOLDERS OF CHINA HEALTHCARE ACQUISITION CORP.:

NOTICE IS HEREBY GIVEN that an annual meeting of stockholders of China Healthcare Acquisition Corp., a Delaware corporation, will be held at 10:00 a.m., Eastern Time, on          , 200  , at the offices of Venable LLP, 575 7th Street, NW, Washington, DC 20004 for the following purposes:

•	to amend our certificate of incorporation to permit the early distribution of the Trust Account holding the proceeds of CHM’s IPO to the holders of the shares of common stock issued in the IPO and the related cancellation of the outstanding shares of common stock issued in the IPO and conversion of such shares into the right to receive the trust distribution (“Early Distribution Proposal”);

•	to elect Richard Prins to CHM’s board of directors to hold office as a Class I director for a period to expire at the third meeting after this annual meeting;

•	to ratify the selection of Goldman Parks Kurland Mohidin-GPKM LLP (“GPKM”) to serve as our independent registered public accounting firm for fiscal year 2008;

•	to approve any adjournments or postponements of the annual meeting to a later date or dates, if necessary, for the purpose of soliciting additional proxies;

•	to amend and restate our certificate of incorporation (i) to permit CHM to continue as a corporation beyond the time currently specified in our certificate of incorporation without the limitations related to our IPO and (ii) to remove Article VI from our certificate of incorporation, which, among other blank check company-related restrictions, requires us to dissolve in the event that CHM does not consummate a qualifying business combination by the time period currently specified in our certificate of incorporation (collectively, the “Amendment and Restatement Proposal”); and

•	to transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

Our board of directors has fixed the close of business on          , 200   as the date for which our stockholders are entitled to receive notice of, and to vote at, our annual meeting and any adjournments or postponements thereof. Only the holders of record of our common stock on that date are entitled to have their votes counted at our annual meeting and any adjournments or postponements thereof.

Holders of our common stock as of the record date for the annual meeting are each entitled to one vote for each share of record. However, the Amendment and Restatement Proposal will not be presented to our stockholders for a vote at the annual meeting (i.e., the polls will not be opened for voting on the Amendment and Restatement Proposal) unless and until the Early Distribution Proposal has been approved by our stockholders and the early distribution amendment has been filed with the Secretary of State of Delaware. We expect that filing to occur immediately following confirmation from the inspector of elections that the Early Distribution Proposal has been approved by the stockholders. At the time of the filing, all outstanding shares of common stock issued in the IPO will be automatically cancelled and converted into the right to receive a pro rata portion of CHAC’s IPO Trust Account pursuant to the terms of the early distribution amendment. Accordingly, at the time the Amendment and Restatement Proposal is presented to the stockholders for a vote at the annual meeting, only the shares of common stock issued prior to the IPO will be outstanding and entitled to vote with respect to the Amendment and Restatement Proposal. As a matter of corporate law, stockholders who previously held shares of common stock issued in the IPO that were outstanding as of the record date and otherwise would have been entitled to vote on the Amendment and Restatement Proposal will not be entitled to vote on the Amendment and Restatement Proposal by virtue of the cancellation of the common stock issued in the IPO prior to the opening of the polls. Accordingly, the proxy cards for the holders of the common stock issued in the IPO included with this solicitation do not contain voting boxes with respect to the Amendment and Restatement Proposal and no ballots will be used for in-person voting by holders of the common stock issued in the IPO with respect to the Amendment and Restatement Proposal. The remaining proposals will be presented at the meeting whether or not the Early Distribution Proposal is approved.

Your vote is important. Please sign, date and return the appropriate proxy card as soon as possible to make sure that your shares are represented at the annual meeting. If you are a stockholder of record of our common stock, you may also cast your vote in person at the annual meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares.

Our board of directors unanimously recommends that you vote “FOR” each of the proposals, which are described in detail in the accompanying proxy statement.

By Order of the Board of Directors,

Mark Tan
Corporate Secretary
Date:          , 200

PROXY STATEMENT FOR ANNUAL MEETING OF
STOCKHOLDERS OF
CHINA HEALTHCARE ACQUISITION CORP.

i

ii

QUESTIONS AND ANSWERS

The following briefly addresses some commonly asked questions about the Early Distribution Proposal, the election of director, the ratification of selection of an accounting firm, the adjournment proposal, the Amendment and Restatement Proposal, and other matters relating to the annual meeting of the stockholders of CHM. These questions and answers may not include all of the information that is important to you. We urge you to read carefully this entire document, including the annexes and the other documents to which we have referred you.

Q.	Why am I receiving this proxy statement?

CHM was incorporated in Delaware on June 7, 2006 as a blank check company formed for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition or other similar business combination, one or more businesses with operations primarily in the People’s Republic of China. Our registration statement for our initial public offering (“IPO”) was declared effective on April 19, 2007. The Company’s ability to commence operations was contingent upon obtaining adequate financial resources through a public offering of up to 8,500,000 units (“Units”). Each Unit consists of one share of common stock and two warrants. This IPO was consummated on April 25, 2007, and the Company received net proceeds of $46,448,485. Additionally on May 9, 2007, the Company received net proceeds of $7,171,410 from the sale of 1,251,555 Units in conjunction with the exercise of the underwriters’ over-allotment option by the underwriters. Upon the closing of the IPO, and the exercise of the over-allotment option by the underwriters, $57,307,802 was placed in a trust account (the “Trust Account”), including $2,133,867 of deferred underwriting fees and $1,500,000 in net proceeds from a private placement (the “Private Placement”) to the Chairman of our board of directors (the “Chairman”) prior to the IPO. Our amended and restated certificate of incorporation (the “Amended and Restated Certificate of Incorporation”) provides that CHM’s existence shall cease on the Termination Date, unless amended in connection with the consummation of a qualifying business combination, except for the purpose of winding up its affairs, and that the officers of CHM shall take all such action necessary to dissolve and liquidate CHM as soon as reasonably practicable. Our Amended and Restated Certificate of Incorporation also provides that, in the event of such a dissolution and liquidation, only the holders of the common stock issued in the IPO are entitled to receive liquidating distributions. Further, our Amended and Restated Certificate of Incorporation provides that the holders of common stock issued in the IPO have no rights or interest of any kind in or to the Trust Account except that a holder of shares of common stock issued in the IPO is entitled to receive distributions from the Trust Account only in the event of a liquidation of CHM or in the event he demands conversion of his shares in accordance with the Amended and Restated Certificate of Incorporation.

Our Amended and Restated Certificate of Incorporation defines the “Termination Date” as April 19, 2009. On August 6, 2008, CHM, Europe Asia Huadu Environment Pte, Ltd., TeamBest International Limited, and Madame Wang Lahua (collectively, “Seller”) signed a definitive stock purchase agreement (“Stock Purchase Agreement”). Effective November 10, 2008, CHM and Seller mutually agreed to terminate the Stock Purchase Agreement among them. CHM determined that it would not receive the votes of its stockholders required for approval of the acquisition.

In light of the foregoing, our board of directors determined that it is no longer possible for us to consummate a qualifying business combination prior to the Termination Date. Our Amended and Restated Certificate of Incorporation provides that CHM’s existence shall cease on the Termination Date and that CHM must be dissolved and liquidated as soon as reasonably practicable thereafter. Further, upon a liquidation of the Company, our Amended and Restated Certificate of Incorporation entitles the holders of our common stock issued in the IPO to liquidating distributions from the Trust Account.

As of November 28, 2008, there was approximately $57,511,268 in the Trust Account. Our board of directors determined that it would be in the best interests of our stockholders to (i) amend our certificate of incorporation to permit the early distribution of the Trust Account holding the proceeds of CHM’s IPO to the holders of the shares of common stock issued in the IPO and the related cancellation of the outstanding shares of common stock issued in the IPO and conversion of such shares into the right to receive the trust distribution, (ii) continue our corporate existence after the distribution of the Trust Account, rather than terminate our existence on the Termination Date, (iii) remove Article VI from our certificate of incorporation, which contains blank check company-related restrictions, and (iv) retain the Company’s current management to pursue the acquisition of one or more operating companies.

Q.  What is being voted on?

There are five proposals being voted on:

1. To amend our certificate of incorporation to permit the early distribution of the Trust Account holding the proceeds of CHM’s IPO to the holders of the shares of common stock issued in the IPO and the related cancellation of the outstanding shares of common stock issued in the IPO and conversion of such shares into the right to receive the trust distribution (“Early Distribution Proposal”);

2. To elect Richard Prins to CHM’s board of directors to hold office as a Class I director for a period to expire at the third annual meeting of stockholders after this meeting;

3. To ratify the selection of Goldman Parks Kurland Mohidin, LLP (“GPKM”) as our independent registered public accounting firm for the 2008 fiscal year;

4. To approve any adjournments or postponements of the annual meeting to a later date or dates, if necessary, for the purpose of soliciting additional proxies (the “Adjournment Proposal”); and

5. To amend and restate our certificate of incorporation (i) to permit CHM to continue as a corporation beyond the time currently specified in our certificate of incorporation without the limitations related to our IPO and (ii) to remove Article VI from our certificate of incorporation, which, among other blank check company-related restrictions, requires us to dissolve in the event that CHM does not consummate a qualifying business combination by the time period currently specified in our certificate of incorporation (collectively, the “Amendment and Restatement Proposal”).

Q.  Why is CHM proposing the Early Distribution Proposal?

CHM was formed for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition or other similar business combination, one or more business operations primarily in the People’s Republic of China. Our board of directors determined that it was no longer possible to fulfill this purpose within the time frame required by our Amended and Restated Certificate of Incorporation. Accordingly, our board of directors has determined that it would be in the best interests of our stockholders to accelerate the distribution of the funds in our Trust Account to the holders of our common stock issued in the IPO, which otherwise would not occur until after April 19, 2009, pursuant to the terms of our Amended and Restated Certificate of Incorporation. We are seeking an amendment to our Amended and Restated Certificate of Incorporation expressly to permit early distribution of the funds in the Trust Account. If approved, this proposed amendment will cancel all of the shares issued in the IPO when filed with the Secretary of State of Delaware. This proposed amendment to our Amended and Restated Certificate of Incorporation is attached as Annex A hereto.

Q.  Why is CHM proposing the Amendment and Restatement Proposal?

Conditioned on approval of the Early Distribution Proposal, CHM’s stockholders whose shares of common stock are outstanding when this proposal is presented at the meeting are also being asked to approve the amendment and restatement of our Amended and Restated Certificate of Incorporation. The purpose of the amendment and restatement of our Amended and Restated Certificate of Incorporation is to permit CHM to continue its corporate existence (rather than expiring, as currently required by our Amended and Restated Certificate of Incorporation upon the Termination Date) and to do so with a corporate charter that does not contain blank check company-related provisions and other restrictions. Specifically, the Amendment and Restatement Proposal involves amending our Amended and Restated Certificate of Incorporation:

(i) to permit CHM to continue as a corporation beyond the time currently specified in our Amended and Restated Certificate of Incorporation without the limitations related to our IPO, and

(ii) to remove Article VI from our Amended and Restated Certificate of Incorporation, which, among other blank check company-related restrictions, requires us to dissolve in the event that CHM does not consummate a qualifying business combination by the time period currently specified in our Amended and Restated Certificate of Incorporation.

If the elimination of blank check company restrictions is approved, CHM may pursue the acquisition of one or more operating companies.

Q.	What vote is required in order to approve the Early Distribution Proposal and the Amendment and Restatement Proposal?

The approval of the Early Distribution Proposal will require the affirmative vote of a majority of the outstanding shares of common stock issued in the IPO and a majority of the outstanding shares of common stock. The affirmative vote of a majority of the outstanding shares of common stock issued prior to our IPO is required to approve the Amendment and Restatement Proposal. Our officers and directors intend to vote all of their shares of common stock in favor of the proposals.

If the Early Distribution Proposal is not approved, then the Amendment and Restatement Proposal will not be presented for approval.

Q.	What vote is required to ratify the selection of GPKM as our independent registered public accounting firm for fiscal year 2008?

The ratification of the selection of GPKM as our independent registered public accounting firm will require the affirmative vote of a majority of the outstanding shares of our common stock that are present in person or by proxy and entitled to vote at the meeting.

Q.  What vote is required in order to elect the board member?

The election of a nominee to the board requires the affirmative vote of a plurality of the outstanding shares of our common stock that are present in person or by proxy and entitled to vote at the meeting. Plurality means that the individuals who receive the largest number of votes cast are elected as directors. Consequently, votes that are withheld and broker shares that are not voted in the election of directors will not be included in determining the number of votes cast.

Q.  What vote is required in order to approve the Adjournment Proposal?

The approval of the Adjournment Proposal will require the affirmative vote of a majority of the outstanding shares of our common stock that are present in person or by proxy and entitled to vote at the meeting.

Q.	What is the relationship between the Early Distribution Proposal and the Amendment and Restatement Proposal?

The Amendment and Restatement Proposal will not be presented to our stockholders for a vote at the annual meeting (i.e., the polls will not be opened for voting on the Amendment and Restatement Proposal) unless and until the Early Distribution Proposal has been approved by our stockholders and the early distribution amendment (attached as Annex A hereto) has been filed with the Secretary of State of Delaware.

Q.  What will happen at the Annual Meeting if the Early Distribution Proposal is approved?

If the Early Distribution Proposal is approved, CHM will cause the early distribution amendment to be filed with the Secretary of State of Delaware immediately following the vote. While the annual meeting will continue, the polls for voting on the Amendment and Restatement Proposal will not open until after we have received confirmation from the Secretary of State of Delaware that the distribution amendment has been filed.

Q.  What will I receive if the Early Distribution Proposal is approved?

If the Early Distribution Proposal is approved, the Company will commence the distribution of the proceeds in the Trust Account as soon as practicable after filing the early distribution amendment to our Amended and Restated Certificate of Incorporation with the State of Delaware. If you are a holder of IPO shares as of the record date, your IPO Shares will be cancelled and you will be entitled to receive cash equal to a pro rata portion of the proceeds in the Trust Account, which as of November 28, 2008 is equal to approximately $5.89 per share. In connection with the distribution of the proceeds in the Trust Account, holders of the IPO Shares will receive total consideration of $57,511,268 in cash.

Q.  When do you expect the distribution of trust funds to be completed?

If the Early Distribution Proposal is approved, the distribution of funds in the Trust Account is expected to occur as soon as practicable after filing of the early distribution amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware. The early distribution amendment will be filed as promptly as practicable following its approval.

Q.	What happens to the funds deposited in the Trust Account after completion of the distribution of the funds in the Trust Account?

Upon completion of the distribution of the funds in the Trust Account, there will not be any funds remaining in the Trust Account. Furthermore, we do not expect there to be any cash outside the Trust Account in excess of currently accrued liabilities and anticipated expenses as of the date of the annual meeting.

Q.  If I vote in favor of the Early Distribution Proposal, should I send in my stock certificates now?

No. If the Early Distribution Proposal is approved at the annual meeting, you will receive written instructions after the annual meeting explaining how to exchange your shares of common stock issued in the IPO for the cash from the Trust Account to which you will be entitled.

Q.  What will happen if the Amendment and Restatement Proposal is approved?

If the Amendment and Restatement Proposal is approved, we will eliminate Article VI from our Amended and Restated Certificate of Incorporation, which, among other blank check company restrictions, requires us to dissolve following the distribution of the funds in the Trust Account. Following the filing of our Second Amended and Restated Certificate of Incorporation, we will continue our corporate existence without any of the blank check company restrictions that were previously applicable to us and pursue the acquisition of one or more operating businesses.

Q.  What happens if the Amendment and Restatement Proposal is not approved?

If the Amendment and Restatement Proposal is not approved, on April 19, 2009 our corporate existence will cease by operation of law and we will distribute only to our public stockholders the amount in our Trust Account inclusive of the $2,040,000 attributable to the deferred underwriters’ non-accountable expense allowance and the deferred portion of the underwriting discount, and proceeds from the private placement of the warrants plus any remaining net assets. Upon notice from us, the trustee of the Trust Account will liquidate the investments constituting the Trust Account and will turn over the proceeds to our transfer agent for distribution to our public stockholders as part of our plan of dissolution and liquidation. We estimate that as of November 28, 2008, the balance of the Trust Account assets for distribution will be approximately $57,511,268, or $5.89 per share held by our public stockholders.

Q.  What happens to the Company warrants if the Amendment and Restatement Proposal is not approved?

If the Amendment and Restatement Proposal is not approved and if we have not consummated a qualifying business combination by April 19, 2009, our corporate existence will cease by operation of law and we will distribute only to our public stockholders the amount in our Trust Account inclusive of the $2,040,000 attributable to the deferred underwriters’ non-accountable expense allowance and the deferred portion of the underwriting discount, and proceeds from the private placement of the warrants plus any remaining net assets and your warrants will become worthless.

Q.	Does the Company’s board of directors recommend voting for the approval of the Early Distribution Proposal and the Amendment and Restatement Proposal?

Yes. After careful consideration of the terms and conditions of these proposals, the board of directors of the Company has determined that the Early Distribution Proposal and the Amendment and Restatement Proposal are fair to, and in the best interests of, the Company and its stockholders and recommends that stockholders vote “FOR” each of these proposals.

Q.  How is the Company’s management voting?

The Company’s initial stockholders, including all of its directors and officers and their affiliates, who purchased or received shares of our common stock prior to our IPO, presently own an aggregate of approximately 17.86% of our outstanding shares of common stock (11,876,555). All of our initial stockholders, including all of our officers and directors, have agreed to vote the shares of common stock owned by them in favor of the Early Distribution Proposal and the Amendment and Restatement Proposal.

Q.  What interests do the Company’s directors and officers have in the approval of the proposals?

The Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include control of the Company, ownership of warrants that may become exercisable in the future, the possibility of future compensatory arrangements and the possibility of participation in future financings. See the section entitled “Background Information-Interests of CHM Directors and Officers in the Proposals.”

Q.  What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of a majority of the capital stock issued and outstanding on the record date are present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the annual meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

Q.  Who can vote at the meeting?

Only holders of record of CHM’s common stock at the close of business on          , 200   are entitled to have their vote counted at the annual meeting and any adjournments or postponements thereof, subject to the cancellation of the shares of common stock issued in the IPO immediately upon the filing of the early distribution amendment, as described above. On this record date, there were          shares of common stock outstanding and entitled to vote.

Q.  Do I have dissenter or appraisal rights in connection with the proposals?

No dissenter or appraisal rights are available under the Delaware General Corporation Law for our stockholders in connection with the Early Distribution Proposal or any other proposal.

Q.	If I am not going to attend the Annual Meeting of stockholders in person, should I return my proxy card instead?

Yes. After carefully reading and considering the information contained in this proxy statement, please complete and sign your proxy card. Be certain to select the appropriate proxy card, as two forms of proxy card have been enclosed. For example, if you are a holder of shares of common stock issued in the IPO, then complete and sign the proxy card entitled “Common Stock Issued in the Initial Public Offering Card.” Then return the proxy card in the return envelope provided herewith as soon as possible, so that your shares may be represented at our annual meeting.

Q.  What will happen if I abstain from voting or fail to vote or withhold my vote?

An abstention or a failure to vote will have the same effect as a vote AGAINST the Early Distribution Proposal and the Amendment and Restatement Proposal. An abstention will have the same effect as a vote AGAINST the proposal ratifying our selection of auditors and the Adjournment Proposal. In the election of the director, shareholders may withhold the vote. A withheld vote will have no effect on the outcome of election of the director.

Q.  What do I do if I want to change my vote?

If you wish to change your vote, please send a later-dated, signed proxy card prior to the date of the annual meeting or attend the annual meeting and vote in person. You may revoke your proxy by sending a notice of revocation to our CEO, Alwin Tan, at the address of our corporate headquarters prior to the annual meeting.

Q.  If my shares are held in “street name” by my broker, will my broker vote my shares for me?

No, except with respect to the proposals to elect Mr. Prins as a director, to ratify the selection of GPKM as our independent registered public accounting firm for fiscal year 2008, and the adjournment proposal. Your broker cannot vote your shares on the remaining proposals unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker.

Q.  What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q.  Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q.  Who can help answer my questions?

If you have questions about the proposals, you may write, fax, email or call Alwin Tan, China Healthcare Acquisition Corp., 1233 Encino Drive, Pasadena, CA 91108. Telephone: (626) 568-9924. Fax: (626) 410-1180. Email: acorp458@yahoo.com.

FORWARD LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements within the definition of the Private Securities Litigation Reform Act of 1995. You can identify these statements by forward-looking words such as “may,” will,” “should,” “believes,” “expects,” “intends,” “anticipates,” “thinks,” “plans,” “estimates,” “seeks,” “predicts,” “potential” or similar words or the negative of these words or other variations on these words or comparable terminology. You should read statements that contain these words carefully because they discuss future expectations, contain projections of future results of operations or financial conditions or state other forward looking information.

While we believe it is important to communicate our expectations to our stockholders, there may be events in the future that we are not able to accurately predict or over which we have no control. The cautionary language discussed in this proxy statement provides examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in our forward-looking statements, including among other things:

•	Claims by third parties against the Trust Account.

•	Unanticipated delays in the distribution of the funds from the Trust Account.

•	The application of Rule 419.

•	Other restrictions to future financings or business combinations and CHM’s ability to finance and consummate acquisitions following the distribution of the funds from the Trust Account.

You should be aware that the occurrence of the events described in this proxy statement could have a material adverse effect on our business, financial condition and results of operations.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to us or any person acting on either party’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, we undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

Before you grant your proxy or instruct how your vote should be cast or vote on the proposals described in this proxy statement, you should be aware that the occurrence of the events described in this proxy statement could have a material adverse effect on us.

THE ANNUAL MEETING OF CHM’S STOCKHOLDERS

Date, Time and Place of Annual Meeting

The annual meeting of stockholders of CHM will be held at 10:00 a.m., Eastern Time, on          , 200   at the offices of Venable LLP, 575 7th Street, NW, Washington, DC 20004.

Purpose of the Annual Meeting

The purpose of the annual meeting is to:

•	consider and vote upon the Early Distribution Proposal;

•	elect one director to serve as Class I director until the third annual meeting after this meeting and until his successor is elected qualified;

•	ratify the selection of GPKM as our independent registered public accounting firm for fiscal year 2008;

•	consider and vote upon the Adjournment Proposal;

•	consider and vote upon the Amendment and Restatement Proposal*;

•	transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

Who Can Vote at the Annual Meeting

Only the stockholders of record at the close of business on          , 200  , the record date for the annual meeting, and whose shares of common stock are outstanding on the record date, will be entitled to notice of, and to vote at, the annual meeting or any adjournments or postponements of the annual meeting.

On the record date, there were           shares of common stock outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the meeting, except that the common stock issued in the IPO that is cancelled immediately upon the filing of the early distribution amendment, as described below, will not be able to vote on the Amendment and Restatement Proposal. Shares that are held in treasury are not outstanding or entitled to vote at the annual meeting.

In accordance with Delaware law, a list of stockholders entitled to vote at the meeting will be available at the meeting, and for 10 days prior to the meeting, at 1233 Encino Drive, Pasadena, CA 91108, between the hours of 9 a.m. and 4 p.m., local time.

Vote Required

Vote Required To Approve The Early Distribution Proposal

The approval of the Early Distribution Proposal will require the affirmative vote of a majority of the outstanding shares of common stock issued in the IPO and a majority of the outstanding shares of common stock. Approval of the Early Distribution Proposal is not conditioned upon approval of the Amendment and Restatement Proposal, the election of director proposal, the ratification of auditors proposal or the Adjournment Proposal.

Vote Required To Approve The Amendment and Restatement Proposal

The approval of the Amendment and Restatement Proposal will require the affirmative vote of a majority of the outstanding shares of common stock issued prior to our IPO. Approval of the Amendment and Restatement proposal is conditioned upon the approval of the Early Distribution Proposal, but is not conditioned upon approval of the election of director proposal, the ratification of auditors proposal or the Adjournment Proposal.

Vote Required To Approve The Election Of Director

The election of the proposed director will require the affirmative vote of a plurality of the outstanding shares of our common stock that are present in person or by proxy and entitled to vote at the meeting. Election of the director is not conditioned upon the approval of any other proposal.

Vote Required To Ratify The Selection Of Auditors

The approval of the ratification of selection of auditors will require the affirmative vote of a majority of the outstanding shares of our common stock that are present in person or by proxy and entitled to vote at the meeting. Approval of the ratification of the selection of auditors is not conditioned upon the approval of any other proposal.

Vote Required To Approve The Adjournment Proposal

The approval of the Adjournment Proposal will require the affirmative vote of a majority of the outstanding shares of our common stock that are present in person or by proxy and entitled to vote at the meeting. Approval of the Adjournment Proposal is not conditioned upon the approval of any other proposal.

* This proposal will be presented for approval only if the Early Distribution Proposal is approved.

Effect of Withheld Votes and Abstentions; Broker Non-Votes

All shares of common stock represented at the annual meeting, but not voting, including abstentions and broker non-votes, will be treated as present for purposes of determining the presence or absence of a quorum for all matters for consideration of the annual meeting.

In the election of directors, stockholders may withhold their vote. Withheld votes will be excluded from the vote and will have no effect on the outcome. Stockholders may also vote to “abstain” on each of the other proposals. If you vote to “abstain”, it will have the same effect as vote against the Early Distribution Proposal, the Amendment and Restatement Proposal, the proposal to ratify the selection of GPKM as our independent registered public accounting firm for fiscal year 2008, and the Adjournment Proposal. Broker “non-votes”, if any, will not be counted for purposes of the proposal to ratify the selection of GPKM as our independent registered public accounting firm for fiscal year 2008 or the Adjournment Proposal. However, a broker non-vote will have the same effect as a vote against the Early Distribution Proposal and the Amendment and Restatement Proposal.

If stockholders return a proxy but do not indicate how to vote, the common stock represented by such proxy will be voted in favor of all matters for consideration at the annual meeting.

Proxies and Voting Procedures

Revoking a Proxy

You may revoke your proxy at any time before it is exercised by timely delivering a properly executed, later-dated proxy (including by voting over the Internet or telephone) or by voting by ballot at the annual meeting. Simply attending the annual meeting without voting will not revoke your proxy.

Shares held in “Street Name”

If your shares of common stock are held in an account at a broker, bank or other nominee and you wish to vote, you must return your instructions to the broker, bank or other nominee.

If you own shares of common stock through a broker, bank or other nominee and attend and vote at the annual meeting, you should bring a letter from your broker, bank or other nominee identifying you as the beneficial owner of such shares of common stock and authorizing you to vote.

BACKGROUND INFORMATION

General

CHM was incorporated in Delaware on June 7, 2006 as a blank check company formed for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition or other similar business combination, one or more businesses with operations primarily in the People’s Republic of China whose fair market value is at least equal to 80% of our net assets at the time of such business combination.

Initial Public Offering

A registration statement for our IPO was declared effective on April 19, 2007. On April 25, 2007, we consummated our IPO of 8,500,000 units (“Units”). Each Unit consists of one share of the Company’s common stock and two warrants. Our common stock and warrants started trading separately as of May 29, 2007. For more information about our securities, see the section entitled “Description of Securities.”

The IPO was consummated on April 25, 2007, and we received net proceeds of $46,448,485. Additionally on May 9, 2007, we received net proceeds of $7,171,410 from the sale of 1,251,555 Units in conjunction with the exercise of the underwriters’ over-allotment option by the underwriters of our IPO. Preceding the consummation of the IPO on April 25, 2007, our Chairman of the Board of Directors (the “Chairman”) purchased an aggregate of 3,000,000 warrants at $0.50 per warrant from us in a private placement (the “Private Placement”). We received net proceeds from the Private Placement of the warrants of $1,500,000. Upon the closing of the IPO, including the exercise of the over-allotment option by the underwriters, $57,307,802 was placed in the Trust Account, including $2,133,867 of deferred underwriting fees.

Our Amended and Restated Certificate of Incorporation requires us to dissolve and liquidate if we do not effect a business combination as described in the registration statement for our IPO by April 19, 2009 (the “Termination Date”).

Termination of the Stock Purchase Agreement

On August 6, 2008, CHM and Europe Asia Huadu Environment Pte, Ltd., TeamBest International Limited, and Madame Wang Lahua (collectively, “Seller”) signed a definitive stock purchase agreement (“Stock Purchase Agreement”). Effective November 10, 2008, CHM and Seller mutually agreed to terminate the Stock Purchase Agreement among them. Our board of directors has determined that it would not receive the votes of its stockholders required for approval of the acquisition.

Furthermore, our board of directors has determined that it is no longer possible for CHM to consummate a qualifying business combination prior to the Termination Date. Based upon this determination, our board of directors believes it is in the best interests of our stockholders to take the necessary actions to return to the holders of our common stock the amounts held in the Trust Account with interest (net of applicable taxes, if any) prior to the Termination Date.

Early Distribution of the Trust Account

CHM’s stockholders are being asked to approve an amendment to our Amended and Restated Certificate of Incorporation to expressly permit CHM to begin proceedings to distribute the funds in the Trust Account to the common stockholders of shares issued in the IPO as of the date of the annual meeting. If the early distribution amendment is approved, CHM will make the Trust Account distribution as soon as practicable after the annual meeting. Furthermore, we do not expect there to be any cash outside the Trust Account in excess of currently accrued liabilities and anticipated expenses as of the date of the annual meeting.

As of November 28, 2008, there was approximately $57,511,268 (approximately $5.89 per share) in the Trust Account. Only holders of shares of common stock issued in our IPO are entitled to receive proceeds from the distribution of the Trust Account.

Continuation of CHM Following the Distribution of the Trust Account

General

The purpose of the elimination of blank check company restrictions proposal, which is conditioned upon the approval of the amendment to permit early distribution of the Trust Account and the filing of the early distribution amendment with the Secretary of State of Delaware, is to permit CHM to continue its corporate existence (rather than dissolving, as currently required by our Amended and Restated Certificate of Incorporation following the passage of the Termination Date without consummation of a qualifying business combination) and to do so with a corporate charter that does not contain blank check company-related provisions and other restrictions. Specifically, the Amendment and Restatement Proposal includes removing the restrictive provisions relating to the operations of CHM as a blank check company.

Future Acquisition Plans

If the elimination of blank check company restrictions proposal is approved, CHM intends to pursue the acquisition of one or more operating companies, subject to several important factors, including the availability of financing and the role and level of involvement of CHM’s current board of directors and management in CHM’s post-blank check company operations. We cannot assure you that we will be able to acquire an operating business. As an alternative, CHM might seek to obtain value from its status as a public shell through a sale to or combination with an operating company seeking such status as a means of “going public.”

Since the termination of the Stock Purchase Agreement in November 2008, CHM has reduced its operations to maintaining its contacts in the business community and conducting informal, preliminary talks with potential acquisition candidates and others who might provide leads and referrals to potential acquisition candidates. As of the date of this proxy statement, CHM has no arrangements in place with any acquisition candidates and will not engage in more active identification and pursuit of potential acquisitions unless and until the elimination of blank check company restrictions proposal is approved at the annual meeting by holders of shares of common stock issued prior to our IPO. Currently, it is anticipated that the members of CHM’s board of directors will continue to serve as directors of CHM through the date of the annual meeting and may continue thereafter.

Need for Additional Capital

The board of directors anticipates that CHM will need to raise capital to fund ongoing operations, including the compliance costs of continuing to remain a public reporting company and to fund the acquisition of an operating business. On December 21, 2008, we had approximately $816,299 in cash outside the Trust Account and unpaid accrued expenses of $174,794. We expect to incur additional expenses through the date of the annual meeting, including approximately $517,207 for taxes, legal and accounting fees, and, if the Early Distribution Proposal is approved, additional expenses related to the distribution that will consume substantially all of any cash remaining outside of the Trust Account, other than approximately $200,000 that we do not intend to distribute if the Early Distribution Proposal is approved but to apply to our continuing costs of operations to secure an acquisition candidate.

CHM does not currently have any specific capital-raising plans. We may seek to issue equity securities, including the reduction of the exercise price of the outstanding warrants or the issuance of preferred securities for which we may determine the rights and designations, common stock, warrants, equity rights, convertibles notes and any combination of the foregoing. Any such offering may take the form of a private placement, public offering, rights offering, other offering or any combination of the foregoing at fixed or variable market prices or discounts to prevailing market prices. We cannot assure you that we will be able to raise sufficient capital on favorable, or any, terms. We believe that the issuance of equity securities in such a private financing will not be subject to stockholder approval if CHM common stock is not then listed on a national stock exchange. Accordingly, you may not be entitled to vote on any future financing by CHM.

If CHM is deemed to be a “blank check company” for the purposes of the federal securities laws, regulatory restrictions that are more restrictive than those currently set forth in CHM’s Amended and Restated Certificate of Incorporation may apply to any future public offerings by CHM. For more information, see the section below entitled “— Potential Application of Rule 419 under the Securities Act to Future Public Offerings.”

Possible Status as “Shell Company” under the Federal Securities Laws

Following stockholder approval of the Early Distribution Proposal and the elimination of blank check company restrictions proposal, we may be deemed a “shell company” under the federal securities laws. A “shell company” is a public reporting company that has no or nominal assets (other than cash), and no or nominal operations. Shell companies are subject to certain special rules under the federal securities laws, including:

•	specific disclosure requirements on Form 8-K upon the consummation of a transaction that effects a change in control or changes the shell company into a non-shell company;

•	limitations in the use of certain short-form registration statements under the Securities Act while a shell company, including Form S-8 registration statements used in connection with employee benefit plans;

•	ineligibility for certain streamlined procedures and publicity rules in connection with public offerings while a shell company and for a period of three years thereafter; and

•	unavailability of the resale provisions of Rule 144 of the Securities Act until one year following the Form 8-K disclosure described above.

In addition, we may be deemed a “blank check company” under the federal securities laws, which could result in restrictions on any future public offerings of our securities, as further described below.

Potential Application of Rule 419 under the Securities Act to Future Public Offerings

Depending on the timing and nature of our future capital-raising activities, we could become subject to even more onerous restrictions regarding the handling of any future public offering proceeds than those set forth in our current Amended and Restated Certificate of Incorporation regarding the proceeds of our IPO. Following the amendment and restatement of our Amended and Restated Certificate of Incorporation and the distribution of the funds in the Trust Account, we may be deemed a “blank check company” for the purposes of Rule 419 promulgated under the Securities Act of 1933 (the “Securities Act”). Rule 419 imposes strict restrictions on the handling of the proceeds received, and securities issued, in an offering registered under the Securities Act by a “blank check company” as defined in Rule 419, including a mandatory escrow of the offering proceeds, a process of stockholder “reconfirmation” when a business combination is announced and a ban on the trading of the securities sold pending the consummation of a business combination, which must occur within 18 months of the offering.

Rule 419 defines a “blank check company” as:

•	a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and

•	issuing “penny stock,” as defined in Rule 3a51-1 under the Securities Exchange Act of 1934 (the “Exchange Act”).

There are several bases on which exemptions from the application of Rule 419 exist, including raising capital through a private offering exempt from registration under the Securities Act, raising net proceeds in excess of $5 million in a public offering that is a firm commitment underwritten offering and raising capital in a public offering in connection with the acquisition of an identified company. Although CHM intends to conduct any future capital raising in a manner that is exempt from Rule 419, there can be no assurances that any future capital raising transactions will qualify for such an exemption.

Quotation on NYSE ALTERNEXT

CHM’s outstanding common stock is currently traded on NYSE ALTERNEXT. Following stockholder approval of the elimination of blank check company restrictions proposal and the distribution of the funds in the Trust Account, in order to continue trading on NYSE ALTERNEXT CHM must continue to timely file public reports and satisfy NYSE ALTERNEXT’s minimum stockholder requirements. Concurrent with the IPO, CHM filed a registration statement on Form 8-A with the SEC registering the units, the common stock, and the warrants under Section 12(g) of the Exchange Act. While such registration is in effect, CHM is a reporting company under the federal securities laws. At this time, CHM has no intention of seeking to deregister its common stock under the Exchange Act and plans to continue to file public reports as long as such registration is in effect. Nonetheless, we cannot assure you that our common stock will remain eligible for quotation on NYSE ALTERNEXT.

Status of Outstanding Warrants Following the Annual Meeting of Stockholders

If the Amendment and Restatement Proposal is not approved and a qualifying business combination is not consummated by April 19, 2009, CHM will cease to exist by operation of law except for the purpose of winding up its affairs and the officers of CHM will take all action necessary to dissolve and liquidate as soon as reasonably practicable after April 19, 2009, and your CHM warrants will cease to be outstanding.

If the Amendment and Restatement Proposal is approved, CHM will continue its corporate existence without any of the blank check company restrictions previously applicable to it and the warrants will remain outstanding in accordance with their terms. It is CHM’s position that the warrants will become exercisable upon the consummation of any business combination following stockholder approval of this proposal (subject to an effective registration statement with respect to the shares of common stock underlying the warrants being in effect at such time). Outstanding warrants may adversely affect the ability of CHM to attract new investors or otherwise obtain financing and may make it more difficult to effect future acquisitions. For information about the warrants, see the section entitled “Description of Securities.”

Liquidation if the Amendment and Restatement Proposal Is Not Approved

If the Amendment and Restatement Proposal is not approved by the stockholders and a qualifying business combination is not consummated by April 19, 2009, CHM will cease to exist by operation of law except for the purpose of winding up its affairs and the officers of CHM will take all action necessary to dissolve and liquidate as soon as reasonably practicable after April 19, 2009.

Interests of CHM Directors and Officers in the Proposals

When you consider the recommendations of CHM’s board of directors in favor of the proposals, you should keep in mind that CHM’s initial stockholders, directors and officers (“CHM Inside Stockholders”) have interests in the proposals that may be different from, or in addition to, your interests as a stockholder.

Warrants Held by CHM Inside Stockholders

If the Amendment and Restatement Proposal is not approved and a qualifying business combination is not consummated by April 19, 2009, CHM will cease to exist by operation of law and will be required to commence proceedings to dissolve and liquidate. In such event, the 2,126,300 shares of CHM common stock and 3,015,800 warrants held by the CHM Inside Stockholders that were acquired prior to the IPO will be worthless because the CHM Inside Stockholders have waived any rights to receive any trust liquidation proceeds. Our current directors, officers and special advisors, either directly or beneficially, own an aggregate of 2,122,050 shares of CHM common stock and 3,015,800 warrants that they purchased for a total consideration of approximately $1,546,433. The common stock had an aggregate market value (without taking into account any discount due to the restricted nature of such securities) of $      based on a quotation of $     , on NYSE ALTERNEXT on          , the record date. For more information about the outstanding warrants, see the sections entitled “Description of Securities,” “Background Information — Status of Outstanding Warrants Following the Annual Meeting of Stockholders,” and “Market Price Information for CHM.”

Compensatory Arrangements for Board of Directors and Management

None of CHM’s executive officers or directors has received any cash compensation for services rendered to CHM. Commencing on the effective date of our IPO, we have paid NCIL, an affiliate of Alwin Tan, a fee of $5,000 per month for providing us with certain limited administrative, technical and secretarial services, as well as the use of certain limited office space. The agreement with NCIL is for our benefit and was not intended to provide Mr. Tan compensation in lieu of a salary. We believe that this arrangement is at least as favorable to CHM as we could have obtained from an unaffiliated third party. Other than this $5,000 per-month fee, no compensation of any kind, including finder’s and consulting fees, will be paid to any of our officers or directors, or any of their respective affiliates, for services rendered prior to or in connection with a business combination. However, persons who were stockholders prior to our IPO, including our officers and directors, will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations.

All of the current members of CHM’s board of directors are expected to continue to serve as directors at least through the date of the annual meeting.

CHM currently has made no determinations regarding the compensation it will pay its directors or officers following stockholder approval of the elimination of blank check company restrictions proposal and the Trust Account distribution.

Officer and Director Liability

If CHM dissolves and liquidates prior to the consummation of a business combination, each of our Chief Executive Officer Alwin Tan and our Chairman of the Board Jack Kang has severally agreed that he will be personally liable to ensure that the proceeds in the Trust Account are not reduced by the claims, if any, of target businesses or of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but only to the extent necessary to ensure that such loss, claim or liability does not reduce the amount in the Trust Account other than amounts attributable to interest. However, we cannot assure you that these individuals will be able to satisfy those obligations. As a result, the indemnification described above may not effectively mitigate the risk of creditors’ claims upon the amounts distributed to the common stockholders from the Trust Account.

Potential Interests of the CHM Inside Stockholders in Future Financings and Acquisitions

Following stockholder approval of the Trust Account distribution and the elimination of the blank check company restrictions, CHM will operate without the blank check company restrictions that are currently set forth in our Amended and Restated Certificate of Incorporation. The board of directors anticipates that CHM will need to raise capital to fund ongoing operations, including the compliance cost of continuing to remain a public reporting company, and to fund the acquisition of an operating business. Such a financing may involve existing investors and/or new investors, including officers and directors of CHM. Further, any operating business which CHM may acquire following stockholder approval of the elimination of blank check company restrictions proposal, may be affiliated, or have some relationship with, one of our existing officers and directors. In connection with our IPO, each of our officers and directors signed an agreement with Ferris, Baker Watts Incorporated, the underwriter of our IPO (“FBW”), that we would not consummate a business combination with an affiliated entity without an opinion from an independent investment banking firm that the business combination is fair to CHM’s stockholders from a financial perspective. The continued applicability of this provision following the stockholder approval of the elimination of blank check company restrictions proposal and the Trust Account distribution is unclear. In such circumstances, we would anticipate that the board of directors will take such action as is consistent with its fiduciary duties to stockholders.

Certain Other Interests in the Proposals

In addition to the interests of our directors and officers in the proposals, you should keep in mind that certain individuals promoting the proposals and/or soliciting proxies on behalf of CHM have interests in the proposals that may be different from, or in addition to, your interests as a stockholder.

We agreed to sell to the underwriters, for $100, an option to purchase up to a total of 500,000 units. The units issuable upon exercise of this option are identical to those offered in the IPO except that the warrants included in the units have an exercise price of $6.25 (125% of the exercise price of the warrants included in the units sold in the IPO). This option is exercisable at $7.50 per unit (125% of the price of the units sold in the IPO) commencing on the later of the consummation of a business combination and one year from the date of the IPO and expiring five years from the date of the IPO.

MANAGEMENT OF CHM

Our current directors, executive officers and special advisor are as follows:

Name	Age	Position

Jack Kang(1)	52	Chairman of the Board
Alwin Tan(1)	70	Chief Executive Officer, President and Director
Steven Wang	62	Chief Financial Officer and Treasurer
Mark Tan	41	Vice President and Secretary
James Ma(2)	56	Director
Ron Harrod(2)	78	Director
Richard Prins(3)	51	Nominee
Stanley Chang	67	Special Advisor

(1)	Class III Term Expiring in 2011

(2)	Class II Term Expiring in 2010

(3)	Class I Term Expiring in 2012

The Board of Directors has determined that James Ma and Ron Harrod are independent directors within the meaning set forth in the listing standards of NYSE ALTERNEXT.

Current Board of Directors

Jack Kang has been our Chairman of the Board since our inception on June 7, 2006. Mr. Kang’s Chinese name is Jian Kang. Mr. Kang has been the Chief Executive Officer and Director of Searainbow Holding Corp. since 1997. It is a China Listed company (Shenzhen Index) with a market value of about $960 million (Stock code: 000503). Currently, Searainbow’s businesses mainly involve medical e-commerce and digital entertainment. The medical e-commerce sector mainly focuses on (a) public bidding and procurement of drugs and medical instruments determined and organized by local governments and administrative departments; (b) electronic pharmaceutical and medical instruments exchange markets conducted by enterprises; (c) e-government service; and (d) medical service, data service and various other value-added services including member services, online advertising, search engines, sales promotions, and technology services. He received a Bachelor’s Degree in Economics from RENMIN University of China in 1982 and is a member of the National Committee of the Chinese People’s Political Consultative Conference and a Visiting Professor of RENMIN University of China.

Alwin Tan has been our Chief Executive Officer, President and a Director since our inception on June 7, 2006. Mr. Tan has over 30 years experience in private equity, mergers and acquisitions. He was a consultant to Amphastar Pharmaceuticals, Inc. (1998-2004), a privately held specialty pharmaceutical company in Rancho Cucamonga, California that develops, manufactures, markets, and sells generic and proprietary injectable and inhalation products. From 1998 to 2003, Mr. Tan was a Director and Secretary of International Medication System Limited, a specialty pharmaceutical company currently wholly owned by Amphaster Pharmaceuticals that develops, manufactures, markets, and sells generic and proprietary products in El Monte, California. He was the President and Chief Executive Officer of Ameribankers Corp. from 1995 to 2002, which was a privately owned consulting firm that assisted clients in all areas of strategic planning. From 1992-1994, Mr. Tan was a consultant to the State Planning Commission of the People’s Republic of China. Tan received his LL.B. in 1967 and his J.D. in 1969 from the University of Iowa. He received a B.A. from Walla Walla College in 1963. Alwin Tan is Mark Tan’s father.

James Ma has been our Director since our inception on June 7, 2006. Mr. Ma is presently the Chief Executive Officer and President of SIUI America, Inc., his privately held technology-driven medical ultrasound company located in the Silicon Valley, California since 1999. His company has a subsidiary, Sonic Systems Co., which does business in Hong Kong and China. Mr. Ma holds an MBA and BBA from the University of Iowa and has completed a number of engineering research and training programs in Hong Kong and China.

Ron Harrod has been our Director since his election and appointment on January 24, 2008. He was also named to the Audit Committee of the Board. He had been our Special Advisor since our inception on June 7, 2006.

Mr. Harrod has over five decades of experience in all phases of investment and financial management. He has been a registered Principal of WBB Securities LLC since 2001. From 1989 through 2001, Mr. Harrod was a Principal of Securities of America, Inc. Mr. Harrod attended the University of Southern California and University of California Long Beach, earning a BA degree.

Executive Officers

Mark Tan has been our Vice President for Strategic Planning and Secretary since our inception on June 7, 2006. Mr. Tan is an experienced business development and strategy professional. He has extensive experience in the wireless and telecom industry, has held leadership roles in both start-up and larger corporate environments, and has significant experience providing financial and management consulting advice to Fortune 500 companies. Mr. Tan was formerly the West Region Director of the Strategy and Technology Group for inCode Telecom. In this capacity, he provided strategic and technology consulting advice to the wireless industry, and consulted for technology clients in various parts of Asia, including Singapore, China, and South Korea. Prior to inCode, Mr. Tan worked at Epinions.com (1999-2001), where he managed strategic partnerships and led business development activities. From 1997 to 1999, he was the Assistant Vice President for Marketing and Business Development for GoAmerica Communications. In this capacity, he negotiated strategic partnerships and established relationships with content providers, device manufacturers, channel partners, application developers, and network carriers. From 1996 to 1997, Mr. Tan was a Business Manager at Qualcomm where he managed CDMA infrastructure business opportunities throughout Southeast Asia. From 1990 to 1994, he worked in the Merger & Acquisitions and Financial Advisory Group at Coopers & Lybrand where he performed financial and strategic analyses of companies involved in mergers and acquisitions and other strategic transactions, divestitures, leveraged buyouts, recapitalizations, and bankruptcies. Mark Tan holds a BS in Economics from the University of California at Los Angeles and an MBA with an emphasis in Marketing and Corporate Strategy from the University of Michigan. Mark Tan is Alwin Tan’s son.

Steven Wang has been our Chief Financial Officer and Treasurer since our inception on June 7, 2006. He served as our Director from our inception until his resignation on January 24, 2008. Mr. Wang’s Chinese name is Shixian Wang. From 1993 to the present, he has been the President of Cosmos Machinery Corp., a consulting firm, involved in media planning, trading of machinery/equipment, and environmental projects and internet start-ups. In addition, he was a sales consultant from January 2005 to December 2005 at Allied Masonry and Construction, Inc. and from January 2006 to May 2006 at Quality Pre-Cast Company, in each case, on a part-time basis. From 1989 to 1992, he was the Chief Financial Officer of Sher Corporation, a privately-held real estate development company. He attended Shanghai Teachers University, Graduate School of China Academy of Sciences and Cal State LA, School of Business. He received his MSBA from Cal State Northridge in 1986, with emphasis on Accountancy.

Executive officers are appointed by and serve at the pleasure of the Board of Directors.

See also “Management of CHM — Current Board of Directors.”

Special Advisor

Stanley Chang has been our Special Advisor since our inception on June 7, 2006. Dr. Chang has been the President of Megaspace Corp. since 1994 which is a sales agent for many petrochemical equipment manufacturers around the world including Air Products and Chemicals, Coek Engineering N.V., Ellett Industries, FES, Foster-Wheeler, Fisher-Klosterman, JND, Nowata Fitration, Struthers-Wells, Uraca, Vicarb. Dr. Chang was the Vice President and Director of Ameribankers Corp. from 1995 to 2000. Dr. Chang received a Ph.D. from Stony Brook University, MSME from Syracuse University and BSME from National Cheng Kung University, Taiwan.

See also “Proposal 3 — Election of Director For Term Expiring 2012 — Richard Prins.”

Involvement in Certain Legal Proceedings

None.

GOVERNANCE OF CHM

Board Meetings and Committees

The Board met on two occasions during the year ended December 31, 2007 and acted by written consent on one occasion. Except for Larry Liou who resigned earlier this year, each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board; and (ii) the total number of meetings held by all committees of the Board on which he served. There is one committee of the Board: the Audit Committee.

Each director is expected to make reasonable efforts to attend Board meetings, committee meetings of which such director is a member and the annual meeting of Shareholders.

Director Independence

Applicable NYSE ALTERNEXT rules require that at least 50% of our Board of Directors be independent. Our Board of Directors considers each of the directors to be independent as defined by applicable NYSE ALTERNEXT rules, with the exceptions of Messrs. Kang and Tan. In making this determination our Board of Directors has concluded that none of the independent directors has a relationship, that in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, the Board of Directors considers Mr. Prins to be independent under the NYSE ALTERNEXT rules.

Audit Committee

The current members of the Audit Committee are James Ma and Ron Harrod. The Audit Committee is governed by a charter, which was adopted on July 11, 2006. A copy of the charter was previously filed with the Securities and Exchange Commission as an exhibit to our registration statement (File 333-135705).

The Board has determined that Audit Committee member Ron Harrod satisfies NYSE ALTERNEXT’s definition of financial sophistication and also qualifies as an “audit committee financial expert,” as defined under rules and regulations of the Securities and Exchange Commission.

Report of the Audit Committee

The Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the Company’s financial and accounting operations. Each member of the Audit Committee meets the criteria for being “independent” set forth under NYSE ALTERNEXT US LLC Company Guide Sec. 803. During the fiscal year ended December 31, 2007, the Committee met on three occasions.

In discharging its responsibility for oversight of the audit process, the Audit Committee obtained from the independent auditors, Goldman Parks Kurland Mohidin, LLP, a formal written statement describing any relationships between the auditors and the Company that might bear on the auditors’ independence consistent with the Independent Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and discussed with the auditors any relationships that might impact the auditors’ objectivity and independence and satisfied itself as to the auditors’ independence.

The Committee discussed and reviewed with the independent auditors the communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and discussed and reviewed the results of the independent auditors’ examination of the financial statements for the fiscal year ended December 31, 2007.

The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2007, with management and the independent auditors. Management has the responsibility for preparation of the Company’s financial statements and the independent auditors have the responsibility for examination of those statements. Based upon the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2007, for filing with the SEC.

Pre-Approval of Services

All audit and non-audit services to be performed by the Company’s independent accountant must be approved in advance by the Audit Committee. The Audit Committee may delegate to one member of the committee the authority to grant pre-approvals with respect to non-audit services. For audit services, each year the independent accountant provides the Audit Committee with an engagement letter outlining the scope of proposed audit services to be performed during the year, which must be formally accepted by the Committee before the audit commences. The independent accountant also submits an audit services fee proposal, which also must be approved by the Committee before the audit commences.

Nominating and Corporate Governance Committee

Prior to the formation of a nominating committee, a majority of independent directors shall select, or recommend to the full Board for selection, all nominees to the Board.

The Board of Directors will consider as potential nominees persons recommended by shareholders. Recommendations should be submitted to the Secretary, China Healthcare Acquisition Corp., 1233 Encino Drive, Pasadena, CA 91108. Each recommendation should include a personal biography of the suggested nominee, an indication of the background or experience that qualifies the person for consideration and a statement that the person has agreed to serve if nominated and elected.

The Board of Directors does not have a nominating charter and has used an informal process to identify potential candidates for nomination as directors. Candidates for nomination have been recommended by an executive officer or director. Our chief executive officer recommended Mr. Prins for nomination. The Board of Directors has not adopted specific minimum qualifications that it believes must be met by a person if recommended for nomination as a director. In evaluating candidates for nomination, the Board of Directors will consider the factors it believes to be appropriate. These factors would generally include the candidate’s personal and professional integrity, business judgment, relevant experience and skills and the potential to be an effective director in conjunction with the rest of the Board of Directors in collectively serving the long-term interests of our shareholders. The Board of Directors has not to date retained a third party search firm although it has the authority to do so. The Board of Directors does not evaluate potential nominees for director differently based on whether they are recommended by a shareholder.

Compensation Committee

Prior to the formation of a compensation committee, a majority of independent directors shall determine, or recommend to the full Board for determination, the compensation to be paid to our executive officers, to the extent that our executive officers are entitled to receive compensation.

Compensation of Directors

We do not provide cash or other compensation to our directors for their services as members of the Board or for attendance at Board or committee meetings. However, our directors will be reimbursed for out-of-pocket expenses incurred by them in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations.

Communications with Directors

Shareholders may send communications to members of our Board of Directors who serve on the Audit Committee by sending a letter addressed to Secretary, China Healthcare Acquisition Corp., 1233 Encino Drive, Pasadena, CA 91108.

Code of Ethics

We have adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws and the rules of NYSE ALTERNEXT. The Code is available on our corporate website at www.chacq.com and may also be requested in print, without charge, by writing to: China Healthcare Acquisition Corp., 1233 Encino Drive, Pasadena, CA 91108, Attn: Corporate Secretary.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership of our common stock with the Securities and Exchange Commission. Directors, executive officers and persons who own more than 10% of our common stock are required by Securities and Exchange Commission regulations to furnish to us copies of all Section 16(a) forms they file. To our knowledge, based solely upon review of the copies of such reports received or written representations from the reporting persons, we believe that during the year ended December 31, 2007, our directors, executive officers and persons who own more than 10% of our common stock complied with all Section 16(a) filing requirements, other than James Ma who did not timely file a Form 4 with respect to the acquisition of 3,000 units.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF CHM STOCK

The following table sets forth, as of          , 200  , certain information regarding beneficial ownership of our common stock by each person who is known by us to beneficially own more than 5% of our common stock. The table also identifies the stock ownership of each of our directors, each of our officers, and all directors and officers as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

	Amount and Nature
	of Beneficial	Percentage of Outstanding
Name and Address of Beneficial Owner(1)	Ownership	Common Stock

Jack Kang(2)	1,035,300	8.7%
Alwin Tan(3)	1,035,300	8.7%
Steven Wang	21,250	0.2%
Mark Tan	21,250	0.2%
James Ma(4)	7,250	0.06%
Ron Harrod	1,700	0.01%
QVT Financial LP(5)	1,041,125	8.8%
QVT Fund LP(5)	824,438	6.9%
QVT Financial GP LLC(5)	1,041,125	8.8%
QVT Associates GP LLC(5)	917,430	7.7%
Deutsche Bank AG(6)	624,795	5.3%
Polar Securities, Inc.(7)	692,100	5.8%
HBK Investments L.P.(8)	1,187,604	9.9%
HBK Services LLC(8)	1,187,604	9.9%
HBK Partners II L.P.(8)	1,187,604	9.9%
HBK Management LLC(8)	1,187,604	9.9%
HBK Master Fund L.P.(8)	1,187,604	9.9%
Bulldog Investors, Phillip Goldstein and Andrew Dakos(9)	720,843	6.07%
All directors and executive officers as a group (7 individuals)	2,126,300	17.86%

(1)	Unless otherwise indicated, the business address of each of the individuals is 1233 Encino Drive, Pasadena, CA 91108.

(2)	Excludes 3,000,000 shares issuable upon exercise of warrants issued in the Private Placement (See “Certain Relationships and Related Transactions”).

(3)	Excludes 9,800 shares issuable upon exercise of warrants that are not exercisable within 60 days.

(4)	Excludes 6,000 shares issuable upon exercise of warrants that are not exercisable within 60 days.

(5)	Based upon a Schedule 13G (Amendment No. 1) filed on January 31, 2008 by QVT Financial LP (“QVT Financial”), QVT Fund LP (the “Fund”), QVT Financial GP LLC, and QVT Associates GP, LLC. QVT Financial is the investment manager for the Fund, which beneficially owns 824,438 shares of Common Stock, and for Quintessence Fund L.P. (“Quintessence”), which beneficially owns 92,992 shares of Common Stock. QVT Financial is also the investment manager for a separate discretionary account managed for Deutsche Bank AG (the “Separate Account”), which holds 123,695 shares of Common Stock. QVT Financial has the power to direct the vote and disposition of the Common Stock held by the Fund, Quintessence and the Separate Account. Accordingly, QVT Financial may be deemed to be the beneficial owner of 1,041,125 shares of Common Stock.

QVT Financial GP LLC, as General Partner of QVT Financial, may be deemed to beneficially own the same number of shares of Common Stock reported by QVT Financial. QVT Associates GP LLC, as General Partner of the Fund and Quintessence, may be deemed to beneficially own the same number of shares of Common Stock reported by the Fund and Quintessence, and accordingly, QVT Associates GP LLC may be deemed to be the beneficial owner of an aggregate amount of 917,430 shares of Common Stock.

Each of QVT Financial and QVT Financial GP LLC disclaim beneficial ownership of the shares of Common Stock owned by the Fund, Quintessence or the Separate Account. QVT Associates GP LLC disclaims beneficial ownership of all shares of Common Stock owned by the Fund and Quintessence, except to the extent of its pecuniary interest therein. The principal business address of QVT Financial, QVT Financial GP LLC, and QVT Associates GP LLC is 1177 Avenue of the Americas, 9th Floor New York, New York 10036. The principal business address of the Fund is Walkers SPV, Walkers House Mary Street George Town, Grand Cayman, KY1 9001 Cayman Islands.

(6)	Based upon a Schedule 13G filed on February 4, 2008 by Deutsche Bank AG (“Deutsche Bank”) and Deutsche Bank AG, London Branch (“London Branch”). The shares of Common Stock were acquired by London Branch, a subsidiary of Deutsche Bank. The principal business address of Deutsche Bank is Theodor-Heuss-Allee 70 60468 Frankfurt am Main Federal Republic of Germany.

(7)	Based upon a Schedule 13G (Amendment No. 1) filed on February 14, 2008 by Polar Securities, Inc. (“Polar Securities”) and North Pole Capital Master Fund (“North Pole”). Polar Securities Inc. serves as the investment manager to North Pole, which beneficially owns 564,134 shares of Common Stock, and a number of discretionary accounts with respect to which it has voting and dispositive authority over the shares of Common Stock. Each of Polar Securities and North Pole disclaims any beneficial ownership of any such shares. The principal business address of each of Polar Securities and North Pole is 372 Bay Street, 21st floor, Toronto, Ontario M5H 2W9, Canada.

(8)	Based upon a Schedule 13G filed on July 24, 2008 by HBK Investments L.P., HBK Services LLC, HBK Partners II L.P., HBK Management LLC, and HBK Master Fund L.P. HBK Investments L.P. has delegated discretion to vote and dispose of the Securities to HBK Services LLC (“Services”). Services may, from time to time, delegate discretion to vote and dispose of certain of the Securities to HBK New York LLC, a Delaware limited liability company, HBK Virginia LLC, a Delaware limited liability company, HBK Europe Management LLP, a limited liability partnership organized under the laws of the United Kingdom, and/or HBK Hong Kong Ltd., a corporation organized under the laws of Hong Kong (collectively, the “Subadvisors”). Each of Services and the Subadvisors is under common control with HBK Investments L.P. The Subadvisors expressly declare that the filing of a statement on Schedule 13G shall not be construed as an admission that they are, for the purpose of Section 13(d) or 13(g) of the Securities Exchange Act of 1934, beneficial owners of such shares. Jamiel A. Akhtar, Richard L. Booth, David C. Haley, Lawrence H. Lebowitz, and William E. Rose are each managing members (collectively, the “Members”) of HBK Management LLC. The Members expressly declare that the filing of a statement on Schedule 13G shall not be construed as an admission that they are, for the purpose of Section 13(d) or 13(g) of the Securities Exchange Act of 1934, beneficial owners of such shares. The principal business address for each of HBK Investments L.P., HBK Services LLC, HBK Partners II L.P., HBK Management LLC, and HBK Master Fund L.P. is 2101 Cedar Springs Road, Suite 700, Dallas, Texas 75201.

(9)	Based upon a Schedule 13G filed on July 23, 2008 by Bulldog Investors, Phillip Goldstein and Andrew Dakos. Phillip Goldstein and Andrew Dakos are principals of Bulldog Investors. The principal business address of Bulldog Investors, Phillip Goldstein and Andrew Dakos is Park 80 West, Plaza Two, Saddle Brook, NJ 07663.

EXECUTIVE COMPENSATION

None of our executive officers or directors has to date received any cash compensation for services rendered. Since April 19, 2007 (the effective date of the registration statement for our initial public offering), we have paid NCIL, an affiliate of Alwin Tan, a fee of $5,000 per month for providing us with certain limited administrative, technical and secretarial services, as well as the use of certain limited office space. This arrangement is solely for our benefit and is not intended to provide Mr. Alwin Tan compensation in lieu of a salary. No other executive officer or director has a relationship with or interest in NCIL.

Other than this $5,000 per month fee, no compensation of any kind, including finder’s and consulting fees, has been or will be paid to any of our initial stockholders, our officers or directors, or any of their respective affiliates, for services rendered prior to or in connection with a business combination. However, our initial stockholders and their affiliates have been and will be reimbursed for out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

Other than the agreement with NCIL, there are no current agreements or understandings with any of our existing stockholders or any of their respective affiliates with respect to the payment of compensation of any kind subsequent to a business combination. However, there can be no assurance that such agreements may not be negotiated in connection with, or subsequent to, a business combination.

Equity Compensation Plan Information

Currently, we do not maintain any compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance.

Outstanding Equity Awards At Fiscal Year-end

There were no outstanding equity awards at fiscal year-end.

Option Exercises and Stock Vested

There have been no exercises of stock options, SARs or similar instruments, or vesting of stock, including restricted stock, restricted stock units or similar instruments, during fiscal year 2008 by any named executive officer.

Pension Benefits

We do not sponsor any qualified or non-qualified defined benefit plans.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

We do not maintain any non-qualified defined contribution or deferred compensation plans.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On June 7, 2006, we issued 2,500,000 shares for an aggregate consideration of $25,000 in cash, at an average purchase price of approximately $.01 per share. In January, 2007, 375,000 of the shares were surrendered. The following chart shows the ownership resulting from these transactions:

	Number of
Name	Shares	Relationship to Us

Jack Kang	1,035,300	Chairman of the Board
Alwin Tan	1,035,300	Chief Executive Officer, President and Director
Steven Wang	21,250	Chief Financial Officer and Treasurer
Mark Tan	21,250	Vice President and Secretary
Larry Liou	4,250	Former Director (resigned May 28, 2008)
James Ma	4,250	Director
Stanley Chang	1,700	Special Advisor
Ron Harrod	1,700	Director (Special Advisor in 2007)

Since April 19, 2007 (the effective date of the registration statement for our initial public offering), we have paid NCIL, an affiliate of Alwin Tan, a fee of $5,000 per month for providing us with certain limited administrative, technical and secretarial services, as well as the use of certain limited office space.

On April 25, 2007, our IPO of 8,500,000 units of the Company was consummated. Immediately prior to the IPO, we completed a private placement to our Chairman of 3,000,000 warrants, generating gross proceeds of $1,500,000.

At the closing of our IPO, our Chairman loaned $150,000 to us at an interest rate of 4% per year. As of the fiscal year ended December 31, 2007, $150,000 of principal was outstanding and $6,000 in interest had accrued. On April 25, 2008, the Company repaid all of the outstanding principal and accrued interest ($156,000).

The existing stockholders have agreed to waive their respective rights to participate in any liquidation distribution occurring upon our failure to consummate a business combination, but only with respect to those shares of common stock acquired by them prior to the IPO. In addition, in connection with the vote required for our initial business combination, all of our existing stockholders, including all of our officers, directors and special advisors, agreed to vote all of the shares of common stock owned by them, during or after the IPO, in accordance with the majority of the shares of common stock voted by the public stockholders.

See also “Executive Compensation.”

PROPOSAL 1

THE EARLY DISTRIBUTION PROPOSAL

We are proposing to amend CHM’s Amended and Restated Certificate of Incorporation to permit the early distribution of the funds in CHM’s IPO Trust Account to the holders of CHM common stock issued in the IPO. Because our board of directors has determined that a timely consummation of a qualifying business combination is no longer possible, our board of directors believes that it is in the best interests of its stockholders to return this money to its common stockholders rather than continue to hold the money in the Trust Account. If the Early Distribution Proposal is approved, CHM will file the amendment attached hereto as Annex A with the Secretary of State of Delaware on the date of the annual meeting prior to the Amendment and Restatement Proposal being presented to the stockholders for approval. Immediately upon the filing of the early distribution amendment, all of the outstanding shares of common stock issued in the IPO will be automatically cancelled and converted into the right to obtain a pro rata share of the funds in the Trust Account. Once the distribution amendment is filed, CHM will take all necessary action to distribute the funds in the Trust Account as promptly as practicable after the annual meeting. As of November 28, 2008, there was approximately $57,511,268 (approximately $5.89 per share of common stock) in the Trust Account. The approval of the Early Distribution Proposal is a condition to the Amendment and Restatement Proposal set forth below.

The adoption of the Early Distribution Proposal will require the affirmative vote of a majority of the outstanding shares of CHM common stock issued in the IPO and a majority of all outstanding shares of CHM common stock.

Our Board of Directors Unanimously Recommends That The Stockholders Vote “FOR” the Early Distribution Proposal.

PROPOSAL 2

ELECTION OF DIRECTOR FOR TERM EXPIRING IN 2012

Our board of directors is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. The term of office of the first class originally filled by Larry Liou will expire at our first annual meeting of stockholders. The term of office of the second class of directors, consisting of Messrs. Ma and Harrod, will expire at the second annual meeting of stockholders. The term of office of the third class of directors, consisting of Messrs. Kang and Tan, will expire at the third annual meeting of stockholders. Mr. Liou resigned on May 28, 2008.

One (1) director nominee, Richard Prins is seeking to be elected at the annual meeting, to hold office until the 2012 Annual Meeting of Stockholders and until his successor is elected and qualified. Management expects that the nominee will be available for election, but if he is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

Richard Prins was the Director of Investment Banking for Ferris, Baker Watts, Inc. (“FBW”) from 1996 until June of 2008 when FBW was acquired by Royal Bank of Canada. At FBW, he managed all of the firm’s industry groups and product offerings including public offerings, mergers and acquisitions, private placements, restructurings, as well as other corporate advisory services. He was also responsible for executing a variety of transactions. Mr. Prins has 25 years of experience in all aspects of corporate finance and has participated directly in more than 150 transactions with both private and public companies across a number of industries in North America and Asia. Mr. Prins is currently a special consultant to Royal Bank of Canada Capital Markets. Prior to FBW, Mr. Prins was a Managing Director for 8 years at Crestar Bank (now SunTrust Bank) in charge of Mergers and Acquisitions. Mr. Prins began his career as the Assistant to the Chairman of the leverage buyout company, Tuscarora Corporation. He currently serves on the Board of Directors of India Globalization Capital and Amphastar Pharmaceuticals. He also serves on the Board of Advancing Native Missions and on the Board of Hope Foundation, a non-profit organization. Mr. Prins received a B.A. in liberal arts from Colgate University and an M.B.A. from Oral Roberts University.

See also “Management of CHM.”

Unless otherwise specified in the form of proxy, the proxies solicited by the management will be voted “FOR” the election of the candidate. The election of director requires a plurality of the shares of Common Stock present and voting at the Meeting.

Our Board of Directors Unanimously Recommends That The Stockholders Vote “FOR” The Election of The Nominated Director.

PROPOSAL 3

RATIFICATION OF THE SELECTION OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Appointment of Independent Registered Public Accounting Firm

On January 14, 2008, the Audit Committee dismissed Goldstein Golub Kessler LLP (“GGK”), the Company’s independent registered public accounting firm, and appointed Goldman Parks Kurland Mohidin, LLP (“GPKM”), independent registered public accounting firm, to audit the financial statements of the Company for the fiscal years ending December 31, 2007 and December 31, 2008. The Audit Committee has further directed that management submit the selection of independent accountants for ratification by the stockholders at the annual meeting. GPKM has no financial interest in the Company and neither it nor any member or employee of the firm has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. The Delaware General Corporate Law does not require the ratification of the selection of independent accountants by the Company’s stockholders, but in view of the importance of the financial statements to the stockholders, the Board of Directors deems it advisable that the stockholders pass upon such selection. A representative of GPKM is not expected to be present at this year’s annual meeting of stockholders.

In the event the stockholders fail to ratify the selection of GPKM, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The audit report of GGK on the financial statements of the Company at May 9, 2007, December 31, 2006 and June 15, 2006 and for the period from January 1, 2007 to May 9, 2007, the cumulative period from June 7, 2006 (inception) to May 9, 2007, the period from June 7, 2006 (inception) to December 31, 2006, and the period from June 6, 2006 (inception) to June 15, 2006, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report on the financial statements for the period ended December 31, 2006 included a going concern explanatory paragraph.

During the period from June 7, 2006 (inception) to December 31, 2007 and through January 14, 2008, there were: (i) no disagreements between the Company and GGK on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GGK, would have caused GGK to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years ended December 31, 2006 and 2007 and through the period prior to the engagement of GPKM, the Company did not consult with GPKM on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and GPKM did not provide either a written report or oral advice to the Company that GPKM concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

GPKM audited our financial statements for the year ended December 31, 2007.

Audit Fees

Fees for audit services provided by GGK totaled $98,556 since June 7, 2006 (inception) through January 14, 2008, including fees associated with the review of our Annual Report on Form 10-K for the fiscal year ended December 31, 2007, the audit of our annual financial statements for the fiscal year ended December 31, 2006, the reviews of our quarterly reports on Form 10-Q, the audit of our balance sheet at May 9, 2007 included in our current report on Form 8-K, and for audit services performed in connection with our registration statement on Form S-1 initially filed in 2006.

Fees for audit services provided by GPKM totaled           since their engagement through the date of this Proxy Statement, including fees associated with the audit of our annual financial statements for the fiscal year ended December 31, 2007 and a retainer.

Audit Related Fees

Other than the fees described under the caption “Audit Fees” above, GGK did not bill any fees for services rendered to us during fiscal years 2006 or 2007 for assurance and related services in connection with the audit or review of our financial statements.

Other than the fees described under the caption “Audit Fees” above, GPKM did not bill any fees for services rendered to us during the fiscal year ended December 31, 2007 for assurance and related services in connection with the audit or review of our financial statements.

Tax Fees

There were no tax fees billed by GGK for tax planning or related services rendered to us during the fiscal years ended December 31, 2007 or 2006.

There were no tax fees billed by GPKM for tax planning or related services rendered to us during the fiscal year ended December 31, 2007.

All Other Fees

There were no other fees billed by GGK for other professional services rendered during the fiscal years ended December 31, 2007 or 2006.

There were no other fees billed by GPKM for other professional services rendered during the fiscal year ended December 31, 2007.

Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, in favor of this proposal. In order to be adopted, this proposal must be approved by the affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy and entitled to vote at the meeting.

Our Board of Directors Unanimously Recommends That The Stockholders Vote “FOR” The Proposal to Ratify The Selection of The Independent Accountants.

PROPOSAL 4

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal allows our board of directors to submit a proposal to adjourn the annual meeting to a later date or dates if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the annual meeting to approve the proposals.

Approval of the Adjournment Proposal will require the affirmative vote of a majority of the shares of our common stock that are present in person or by proxy and entitled to vote at the annual meeting. An abstention will have the same effect as a vote against the Adjournment Proposal. A broker non-vote will have no effect on the Adjournment Proposal.

Our Board of Directors Unanimously Recommends That The Stockholders Vote “FOR” The Adjournment Proposal.

PROPOSAL 5

AMENDMENT AND RESTATEMENT PROPOSAL

We are proposing to amend and restate our Amended and Restated Certificate of Incorporation (i) to permit CHM to continue as a corporation beyond the time currently specified in our Amended and Restated Certificate of Incorporation without the limitations related to our IPO and (ii) to remove Article VI from our Amended and Restated Certificate of Incorporation, which, among other blank check company-related restrictions, requires us to dissolve in the event that CHM does not consummate a qualifying business combination by the time period currently specified in our Amended and Restated Certificate of Incorporation. This Amendment and Restatement Proposal will only be presented to the stockholders for approval if the Early Distribution Proposal is approved.

Our Amended and Restated Certificate of Incorporation requires us to dissolve and liquidate CHM as soon as reasonably practicable after April 19, 2009 (the “Termination Date”), in the event that CHM does not consummate a qualifying business combination by such date. Our board of directors determined that it is no longer possible for us to consummate a qualifying business consummation prior to the Termination Date. In the judgment of our board of directors, the elimination of the blank check company restrictions proposal is desirable because it removes the requirement to dissolve CHM and allows CHM to continue as a corporate entity. Additionally, Article VI relates to the operation of CHM as a blank check company prior to the consummation of a qualifying business combination. Among Article VI’s sections, it provides that the terms of a proposed business combination be submitted for approval by CHM’s shareholders. This provision would restrict CHM’s ability to pursue the acquisition of one or more operating companies and related financings. The approval of the Early Distribution Proposal is a condition to the Amendmend and Restatement Proposal.

The adoption of the Amendment and Restatement Proposal will require the affirmative vote of a majority of the outstanding shares of CHM common stock issued prior to the IPO on the record date.

Our Board of Directors Unanimously Recommends That The Stockholders Vote “FOR” The Amendment and Restatement Proposal.

MARKET PRICE INFORMATION FOR CHM

CHM’s common stock and units are each listed on the NYSE Alternext US (NYSE ALTERNEXT) under the symbols, CHM and CHM.U, respectively. CHM’s units commenced public trading on April 25, 2007, and its common stock and warrants commenced public trading on May 29, 2007. CHM’s warrants were listed on NYSE ALTERNEXT under the symbol CHM.W; however, CHM received notification from NYSE ALTERNEXT that, as of December 1, 2008, trading of its warrants had been suspended.

The table below sets forth, for the calendar quarters indicated, the high and low sales prices of CHM common stock, warrants and units as reported on the NYSE ALTERNEXT. The quotations reported below reflect their inter-dealer prices, without markup, markdown or commissions and may not represent actual transactions.

	Common Stock		Warrants		Units
	High	Low	High	Low	High	Low

2007
Second Quarter	$5.60	$5.40	$0.79	$0.45	$6.80	$5.94
Third Quarter	$5.83	$5.83	$0.63	$0.27	$6.65	$6.00
Fourth Quarter	$5.95	$5.40	$0.66	$0.30	$6.60	$6.00
2008
First Quarter	$5.65	$5.45	$0.30	$0.15	$6.05	$5.76
Second Quarter	$5.75	$5.57	$0.22	$0.15	$6.05	$5.60
Third Quarter	$5.80	$4.92	$0.30	$0.13	$6.16	$5.50

On          , 200  , the record date, the closing price of the common stock and units of CHM were $      and $     , respectively.

As of          , 200   there were           holders of record of the units,          holders of record of the common stock and           holders of record of the of the warrants. CHM believes the beneficial holders of the units, common stock and warrants to be in excess of           persons each.

DESCRIPTION OF SECURITIES

General

We are currently authorized to issue 50,000,000 shares of common stock, par value $.0001, and 1,000,000 shares of preferred stock, par value $.0001. As of the record date, [          ] shares of common stock are outstanding, held by [          ] record holders and no shares of preferred stock are outstanding.

Units

Each unit consists of one share of common stock and two warrants. Each warrant entitles the holder to purchase one share of common stock. Each of the common stock and warrants began trading separately on May 29, 2007.

Common stock

Our stockholders are entitled to one vote for each share held of record on all matters to be voted on by stockholders.

Because our board of directors does not foresee the consummation of a qualifying business combination prior to the Termination Date, holders of shares of common stock issued in our IPO are entitled to share ratably in the Trust Account, inclusive of any interest, and any net assets remaining available for distribution to them after payment of liabilities. The existing stockholders have agreed to waive their respective rights to participate in any liquidation distribution occurring upon our failure to consummate a business combination, but only with respect to those shares of common stock acquired by them prior to the IPO.

Our stockholders have no conversion, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the common stock, except that under our current Amended and Restated Certificate of Incorporation, holders of shares of common stock issued in our IPO have the right to have their shares of common stock converted to cash equal to their pro rata share of the Trust Account if they vote against a business combination and a business combination is approved and completed. Holders of shares of common stock issued in the IPO who convert their stock into their share of the Trust Account still have the right to exercise the warrants that they received as part of the units.

Preferred stock

Our Amended and Restated Certificate of Incorporation authorizes the issuance of 1,000,000 shares of blank check preferred stock with such designation, rights and preferences as may be determined from time to time by our board of directors. No shares of preferred stock were issued or registered in the IPO. Accordingly, our board of directors is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of common stock, although the underwriting agreement prohibits us, prior to a business combination, from issuing preferred stock which participates in any manner in the proceeds of the Trust Account, or which votes as a class with the common stock on a business combination. We may issue some or all of the preferred stock to effect a business combination. In addition, the preferred stock could be utilized as a method of discouraging, delaying or preventing a change in control of us. Although we do not currently intend to issue any shares of preferred stock, we cannot assure you that we will not do so in the future.

Warrants

As of [          ], [          ] warrants are currently outstanding. Each warrant entitles the registered holder to purchase one share of our common stock at a price of $5.00 per share, subject to adjustment as discussed below, at any time commencing on the later of:

•	the completion of a business combination; or

•	April 19, 2008.

If the Amendment and Restatement Proposal is not approved, the warrants will expire worthless.

The warrants will expire on April 18, 2012 at 5:00 p.m., Washington, DC time. We may call the warrants for redemption,

•	in whole and not in part,

•	at a price of $.01 per warrant at any time after the warrants become exercisable,

•	upon not less than 30 days’ prior written notice of redemption to each warrant holder, and

•	if, and only if, the reported last sale price of the common stock equals or exceeds $8.50 per share, for any 20 trading days within a 30 trading day period ending on the third business day before we send notice of redemption to warrant holders.

The redemption criteria for our warrants have been established at a price which is intended to provide warrant holders with a reasonable premium to the initial exercise price and provide sufficient liquidity to cushion the market reaction to our redemption call. We in our discretion may lower the exercise price at any time prior to the expiration of the warrants; provided, however, that any such change in the exercise price of the warrants shall not take effect for at least ten (10) business days from the date we publicly announce that we will lower the exercise price. Any change in the exercise price must apply equally to all of the warrants.

The warrants are issued in registered form under a warrant agreement between American Stock Transfer & Trust Company, as warrant agent, and us.

The exercise price and number of shares of common stock issuable on exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or our recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of common stock at a price below the exercise price.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified check payable to us, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of common stock or any voting rights until they exercise their warrants and receive shares of common stock. After the issuance of shares of common stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

No warrants will be exercisable unless at the time of exercise a prospectus relating to common stock issuable upon exercise of the warrants is current and the common stock has been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants. Under the terms of the warrant agreement, we have agreed to meet these conditions and use our best efforts to maintain a current prospectus relating to common stock issuable upon exercise of the warrants until the expiration of the warrants. However, we cannot assure you that we will be able to do so. The warrants may be deprived of any value and the market for the warrants may be limited if the prospectus relating to the common stock issuable upon the exercise of the warrants is not current or if the common stock is not qualified or exempt from qualification in the jurisdictions in which the holders of the warrants reside. In the event that a registration statement is not effective at the time of exercise, the holder of such warrant shall not be entitled to exercise such warrant and in no event will we be required to net cash settle the warrant exercise. Consequently, the warrants may expire unexercised.

No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round up to the nearest whole number the number of shares of common stock to be issued to the warrant holder.

Underwriters’ Purchase Option

We agreed to sell to the underwriters an option to purchase up to a total of 500,000 units at a per-unit price of $7.50 (125% of the price of the units sold in our IPO). The units issuable upon exercise of this option are identical to those offered in our IPO except that the warrants included in the option have an exercise price of $6.25 (125% of the exercise price of the warrants included in the units sold in our IPO). We have no obligation to net cash settle the exercise of the option or the warrants underlying the option. The holder of the option will not be entitled to exercise the option or the warrants underlying the option unless a registration statement covering the securities underlying the option is effective or an exemption from registration is available. If the holder is unable to exercise the option or underlying warrants, the option or warrants, as applicable, will expire worthless.

Our Transfer Agent and Warrant Agent

The transfer agent for our securities and warrant agent for our warrants is American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza level, New York, New York, 10038.

OTHER BUSINESS

Management is not aware of any matters to be presented for action at the annual meeting, except matters discussed in the Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.

SOLICITATION OF PROXIES

The Board of Directors of CHM is soliciting proxies in the enclosed forms and paying the cost of the solicitation. In addition to the use of the mails, we may solicit proxies personally or by telephone or telegraph using the services of our directors, officers and regular employees at nominal cost. We may engage a paid proxy solicitor to assist in the solicitation. We will pay any proxy solicitor a reasonable and customary fee plus expenses for those services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for expenses incurred in sending proxy material to beneficial owners of our stock.

2010 STOCKHOLDER PROPOSALS

Rule 14a-4 of the SEC proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company’s By-Laws. Stockholders of the Company wishing to include proposals in the proxy material for the 2010 Annual Meeting of Stockholders must submit the same in writing so as to be received by Alwin Tan, the Chief Executive Officer of the Company on or before          , 2010. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholder proposals.

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS

In accordance with Rule 14a-3(e)(1) under the Exchange Act, one proxy statement will be delivered to two or more stockholders who share an address, unless we have received contrary instructions from one or more of the shareholders. We will deliver promptly upon written or oral request a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the proxy statement was delivered. Requests for additional copies of the proxy statement and requests that in the future separate proxy statements be sent to stockholders who share an address, should be directed to China Healthcare Acquisition Corp, 1233 Encino Drive, Pasadena, CA 91108, Attn: Alwin Tan, Telephone: (626) 568-9924. In addition, stockholders who share a single address but receive multiple copies of the proxy statement may request that in the future they receive a single copy by contacting us at the address or telephone number set forth in the prior sentence.

AVAILABILITY OF FORM 10-K

We are providing without charge to each person solicited by this Proxy Statement a copy of our Annual Report on Form 10-K for the Fiscal Year ended December 31, 2007, including our financial statements but excluding the exhibits to Form 10-K. The Form 10-K includes a list of the exhibits that were filed with it, and we will furnish a copy of any such exhibit to any person who requests it upon the payment of our reasonable expenses in providing the requested exhibit. For further information, please contact Mr. Alwin Tan, Chief Executive Officer, at 1233 Encino Drive, Pasadena, California 91108, telephone (626) 568-9924. Our Annual Report on Form 10-K and our other filings with the SEC, including the exhibits, are also available for free on the SEC’s Internet site (http://www.sec.gov).

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements or other information that we file at the SEC’s public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at http://www.sec.gov. The Company’s annual report on Form 10-K was mailed along with this proxy statement.

STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED [          ]. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

ANNEX A

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF CHINA HEALTHCARE ACQUISITION CORP.

It is hereby certified that:

1. The name of the corporation (hereinafter called, the “Corporation”) is China Healthcare Acquisition Corp.

2. The Amended and Restated Certificate of Incorporation of the Corporation, as filed with the Secretary of State of the State of Delaware on April 19, 2007 (the “Certificate of Incorporation”), is hereby amended by striking out Article VI, Sub-paragraph D thereof and by substituting in lieu of said Sub-paragraph the following new Sub-paragraph:

D. If, however, the Corporation does not consummate a Business Combination by the earlier of (i) April 19, 2009 and (ii) the date on which the stockholders of the Corporation approve the distribution of the Trust Fund prior to April 19, 2009, then, in such event, all outstanding shares of Common Stock issued in the Corporation’s IPO shall be automatically cancelled and shall revert to the status of authorized but unissued shares of Common Stock, and the Corporation shall thereupon distribute, and shall cause its officers to effect the distribution of, the Trust Fund, inclusive of any remaining interest thereon, to the holders of all outstanding shares of Common Stock issued in the Corporation’s IPO as promptly as practicable after the Termination Date. The Corporation shall pay no distributions out of the Trust Fund to any other shares of capital stock of the Corporation. From and after the Termination Date and until surrendered to the trustee of the Trust Fund, any certificate evidencing shares of Common Stock issued in the Corporation’s IPO shall represent solely the right of the holder to receive his ratable proportion of any distribution from the Trust Fund.

3. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Sections 141, 228 and 242 of the General Corporation Law of the State of Delaware.

In Witness Whereof, the Corporation has caused this Certificate of Amendment to be signed by its           this   day of          , 200  .

CHINA HEALTHCARE ACQUISITION CORP.

By:
Name:
Title:

A-1

ANNEX B

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF CHINA HEALTHCARE ACQUISITION CORP.

China Healthcare Acquisition Corp., a corporation existing under the laws of the State of Delaware (the “Corporation”), by its President and Chief Executive Officer, hereby certifies as follows:

1. The name of the Corporation is “China Healthcare Acquisition Corp.”

2. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on June 7, 2006;

3. An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of the State of the State of Delaware on April 19, 2007 (the “Amended and Restated Certificate of Incorporation”);

4. A Certificate of Amendment to the Amended and Restated Certificate of Incorporation was filed on          , 2008 (together with the Amended and Restated Certificate of Incorporation, the “Charter”);

5. This Amended and Restated Certificate of Incorporation restates, integrates and amends the Charter;

6. This Amended and Restated Certificate of Incorporation was duly adopted by the directors and stockholders of the Corporation in accordance with the applicable provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware (“GCL”); and

7. The text of the Charter is hereby amended and restated to read, in full, as follows:

I.

The name of the Corporation is China Healthcare Acquisition Corp. (the “Corporation”).

II.

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the GCL.

III.

The address, including street, number, city and county, of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware. The name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.

IV.

A. The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares the Corporation is authorized to issue is fifty-one million (51,000,000) shares, fifty million (50,000,000) shares of which shall be Common Stock (the “Common Stock”) and one million (1,000,000) shares of which shall be Preferred Stock (the “Preferred Stock”). The Preferred Stock shall have a par value of $0.0001 per share and the Common Stock shall have a par value of $0.0001 per share.

B. The rights, preferences, privileges, restrictions and other matters relating to the Preferred Stock and the Common Stock are as follows:

1. Preferred Stock.  The Board of Directors is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the GCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation

2. Common Stock.  Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of the Common Stock shall exclusively possess all voting power and each share of Common Stock shall have one vote.

V.

The Corporation is to have perpetual existence.

VI.

The Corporation shall keep at its principal office a register for the registration of the Preferred Stock and the Common Stock. Upon the surrender of any certificate representing Preferred Stock or Common Stock at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation’s expense) a new certificate or certificates in exchange therefore representing in the aggregate the number of shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate.

VII.

Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Preferred Stock or Common Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

VIII.

The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Preferred Stock, such number of shares as shall from time to time be sufficient to effect the conversion of all outstanding shares of Preferred Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then-outstanding shares of Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

IX.

Any notice required by the provisions of this Article IX shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices to stockholders shall be addressed to each holder of record at the address of such holder appearing on the books of the Corporation.

X.

The Corporation shall not amend this Amended and Restated Certificate of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation.

XI.

A. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend or rescind the Bylaws.

B. The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors’ interests, or for any other reason.

C. In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this Amended and Restated Certificate of Incorporation, and to any Bylaws from time to time made by the stockholders; provided, however, that no Bylaw so made shall invalidate any prior act of the directors which would have been valid if such Bylaw had not been made.

XII.

The Board of Directors shall be divided into three classes: Class A, Class B and Class C. The number of directors in each class shall be as nearly equal as possible. The directors in Class A shall be elected for a term expiring at the first annual meeting of stockholders, the directors in Class B shall be elected for a term expiring at the second annual meeting of stockholders and the directors in Class C shall be elected for a term expiring at the third annual meeting of stockholders. Commencing at the first annual meeting of stockholders, and at each annual meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Except as the GCL may otherwise require, in the interim between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting form the removal of directors for cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum (as defined in the Corporation’s Bylaws), or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

XIII.

A. Election of directors at an annual or special meeting of stockholders need not be by written ballot unless the Bylaws shall so provide.

B. At such time as a class of equity securities of the Corporation is registered under Section 12 of the Securities Exchange Act of 1934, no action of stockholders may be taken without a meeting.

XIV.

No director shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided that this Article XIV shall not eliminate or limit the liability of a director (i) for a breach of such director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the GCL, or (iv) for any transaction from which such director derived any improper personal benefit. If the GCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the GCL as so amended. No amendment to or repeal of this Article XIV shall adversely affect any right or protection of any director of the Corporation existing at the time of such amendment or repeal for or with respect to acts or omissions of such director prior to such amendment or repeal.

XV.

A. Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Corporation, by reason of the fact that he is or was a director, officer, employee, trustee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise, expressly including service as a director, officer or in a similar position with any exchange, board of trade, clearing corporation or similar institution on which the Corporation or any other corporation a majority of the stock of which is owned directly or indirectly by the Corporation had membership privileges at the relevant time during which any such position was held, shall be indemnified by the Corporation against expenses including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful; provided that funds paid or required to be paid to any person as a result of the provisions of this Article XV shall be returned to the Corporation or reduced, as the case may be, to the extent that such person receives funds pursuant to an indemnification from any other corporation or organization. Any such person who could be indemnified pursuant to the preceding sentence except for the fact that the subject action or suit is or was by or in the right of the Corporation shall be indemnified by the Corporation against expenses including attorneys’ fees actually or reasonably incurred by him in connection with the defense or settlement of such action or suit, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

B. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraph A, above, or in defense of any claim, issue or matter therein, he shall be indemnified by the Corporation against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection therewith without the necessity of any action being taken by the Corporation other than the determination, in good faith, that such defense has been successful. In all other cases wherein such indemnification is provided by this Article XV, unless ordered by a court, indemnification shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct specified in this Article XV. Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent counsel in a written opinion, or (4) by the holders of a majority of the shares of capital stock of the Corporation entitled to vote thereon.

C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person seeking indemnification did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that this conduct was unlawful. Entry of a judgment by consent as part of a settlement shall not be deemed a final adjudication of liability for negligence or misconduct in the performance of duty, nor of any other issue or matter.

D. Expenses, including attorney’s fees, incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by the director, officer, employee or agent involved to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation.

E. The indemnification hereby provided shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

F. By action of the Board of Directors, notwithstanding any interest of the directors in the action, the Corporation may purchase and maintain insurance, in such amounts as the Board of Directors deems appropriate, on behalf of any person who is or was a director, owner, employee, trustee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee trustee or of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation shall have the power to indemnify him against such liability under the provisions of this Article XV.

XVI.

The Corporation, to the full extent permitted by Section 145 of the GCL, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized hereby.

XVII.

Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on the Corporation.

IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate of Incorporation on this   day of          , 200  , pursuant to Sections 242 and 245 of the GCL.

CHINA HEALTHCARE ACQUISITION CORP.

Name:     Alwin Tan

Title:	President and Chief Executive Officer

Common Stock issued in the Initial Public Offering Card
PROXY
CHINA HEALTHCARE ACQUISITION CORP.
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
SHAREHOLDER NAME:
The undersigned hereby appoints Alwin Tan and Steven Wang, and each of them, with power to act without the other and with full power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided below, all the shares of China Healthcare Acquisition Corp. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the Company to be held on                     , 200_, or any adjournment thereof, with all powers which the undersigned would possess if present at the meeting.
To vote in accordance with the Board of Directors’ recommendations just sign and date this card; no boxes need to be checked.
Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR each of the proposals specified below and will vote in accordance with their discretion on such other matters as may properly come before the meeting.
Please mark your votes as indicated in this example   ☒

1.	EARLY DISTRIBUTION

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

2.	ELECTION OF DIRECTOR

Richard Prins

	FOR	WITHHOLD
	☐	☐

3.	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

4.	ADJOURNMENT

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

I/We plan to attend the meeting.

☐

Signature	Signature if held jointly

Date:                     , 200_
If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person, each person should sign the proxy card. Please sign, date and return the proxy card promptly using the enclosed envelope.
Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Common Stock issued prior to the Initial Public Offering Card
PROXY
CHINA HEALTHCARE ACQUISITION CORP.
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
SHAREHOLDER NAME:
The undersigned hereby appoints Alwin Tan and Steven Wang, and each of them, with power to act without the other and with full power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided below, all the shares of China Healthcare Acquisition Corp. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the Company to be held on                     , 200_, or any adjournment thereof, with all powers which the undersigned would possess if present at the meeting.
To vote in accordance with the Board of Directors’ recommendations just sign and date this card; no boxes need to be checked.
Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR each of the proposals specified below and will vote in accordance with their discretion on such other matters as may properly come before the meeting.
Please mark your votes as indicated in this example   ☒

1.	EARLY DISTRIBUTION

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

2.	ELECTION OF DIRECTOR

Richard Prins

	FOR	WITHHOLD
	☐	☐

3.	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

4.	ADJOURNMENT

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

5.	AMENDMENT AND RESTATEMENT OF CHARTER

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

I/We plan to attend the meeting.

☐

Signature	Signature if held jointly

Date:                     , 200_
If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person, each person should sign the proxy card. Please sign, date and return the proxy card promptly using the enclosed envelope.
Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.